EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91671) of National Instruments Corporation of our report dated January 15, 2002 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.


                                             /S/ PRICEWATERHOUSECOOPERS LLP
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                                                 PricewaterhouseCoopers LLP

Austin, Texas
February 22, 2002